UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	January 27, 2010

Enzo Biochem, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

     As previously announced, on January 8, 2010, Mr. Shahram K. Rabbani, a current member of the Board of Directors (the “Board”) of Enzo Biochem, Inc. (the “Company”) and Company co-founder and, until his termination by the Company on November 25, 2009, the Secretary and Treasurer of the Company, filed with the Securities and Exchange Commission a preliminary proxy statement, whereby he announced his intention to solicit votes from the Company’s shareholders to elect to the Board at the Company’s 2009 Annual Meeting of Shareholders scheduled to be held on January 29, 2010 (the “Annual Meeting”), two (and possibly three) insurgent Class I director-candidates not nominated by the Board and in opposition to the Board’s three Class I director-nominees -- Messrs. Irwin C. Gerson and Gregory M. Bortz and Dr. Stephen B. H. Kent. The Company was recently informed that one of Mr. Shahram K. Rabbani’s two opposition candidates subsequently withdrew his candidacy for election to the Board and, accordingly, only one opposition candidate remained as of the date of this Current Report on Form 8-K.

     On January 8, 2010, Mr. Shahram K. Rabbani commenced, as plaintiff, an action (the “Action”) in the Supreme Court of the State of New York, County of New York, seeking a temporary restraining order and a preliminary and permanent injunction to enjoin the Company from convening the Annual Meeting on January 29, 2010. On January 11, 2010, the Company petitioned to remove the Action to the U.S. District Court for the Southern District of New York (the “Court”), which petition was granted.

     A hearing on the matter was held on January 12, 2010, during which the Court refused to issue a temporary restraining order enjoining the Annual Meeting date or the Company’s continued solicitation of shareholders pursuant to its definitive proxy statement dated December 23, 2009 which has been furnished to shareholders of record as of December 29, 2009 (the “Proxy Statement”), pending the determination of Mr. Shahram K. Rabbani’s preliminary injunction motion.

     On January 27, 2010, the Court entered an order denying Mr. Shahram K. Rabbani’s motion for a preliminary injunction to enjoin the Company from convening the Annual Meeting on January 29, 2010.

     Accordingly, the Annual Meeting will be convened as originally scheduled at 9:00 a.m., New York City time, on Friday, January 29, 2010, at The Yale Club, 50 Vanderbilt Avenue, New York, New York 10017, for purposes set forth in the Proxy Statement, as supplemented by the Supplement dated January 13, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: January 27, 2010	By:	/s/ Barry W. Weiner________
Barry W. Weiner
President